UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                FORM 8-K/A NO. 1

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  APRIL 5, 2006
                                (Date of Report)


                         CLEAN WATER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                 000-27629          23-2426437
(State or other jurisdiction      (Commission        (IRS Employer
      of incorporation)           File Number)     Identification No.)


                     4030 PALOS VERDES DRIVE N., SUITE 104,
                             ROLLING HILLS, CA 90274
                    (Address of principal executive offices)

                                 (310) 265-8918
              (Registrant's telephone number, including area code)



         2716 St. Andrews Boulevard, Suite 200, Tarpon Springs, FL 34688
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

        This Amendment No. 1 to the Form 8-K dated March 27, 2006, and originally filed with the Securities and Exchange Commission on March 28, 2006, amends Item 9.01 to include Exhibits 10.2, 10.19, 10.20, and 10.21. The Registrant has requested confidential treatment with respect to Exhibits 10.19,
10.20 and 10.21. In the event that the Commission should deny such request in whole or in part, an amended copy of such exhibit or the relevant portions thereof shall be filed by amendment to this Current Report on Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


         (a)      Financial Statements of Business Acquired.


                  Financial Statements of SheerVision, Inc. as of August 31, 2005 and 2004 with independent auditor's report (including balance sheets, statements of operations, holders' equity, cash flows for the years then ended and notes to the consolidated and combined financial statements) (filed as
                  Exhibit 99.1 hereto).

                  Interim Financial Statements of SheerVision, Inc. as of December 31, 2005 and 2004 (unaudited).

         (b)      Pro Forma Financial Information


         (c)      Exhibits.

         EXHIBIT
         NUMBER                                               DESCRIPTION

         3.1 Certified copy of the Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 to the Form 8-K filed March 22, 2006 with the SEC.

         3.2 Bylaws of the Registrant, incorporated by reference to Exhibit 3.2 to the Form 10SB filed October 13, 1999 with the SEC.

         3.3*              Articles of Incorporation of SheerVision, Inc.

         3.4*              Certificate   of   Amendment   to  the   Articles  of
                           Incorporation of SheerVision, Inc.

         3.5*              Bylaws of SheerVision, Inc.

         4.1*              Warrant  for  the   purchase   of  common   stock  of
                           SheerVision, Inc., issued to Patricia Hall, dated as of September 28, 2005.

         4.2*              Warrant  for  the   purchase   of  common   stock  of
                           SheerVision, Inc., issued to Northeast Securities, dated as of September 19, 2005.

         4.3*              Form of Common Stock Warrant from the Offering.

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         10.1*             Share Exchange and Reorganization Agreement, dated as
                           of  March  27,   2006,   by  and  among  Clean  Water
                           Technologies,   Inc.,   SheerVision,   Inc.  and  the
                           shareholders of SheerVision.

         10.2 Commercial Real Estate Lease, by and among Academy Center LLC and Suzanne Lewsadder (d/b/a SheerVision, Inc.), dated as of August 26, 2005, and addendum.

         10.3* Letter of Engagement with Northeast Securities, Inc., dated as of August 3, 2005.

         10.4* Confidentiality and Non-Disclosure Agreement with Northeastern Securities, Inc., dated as of August 3, 2005.

         10.5* Letter of Engagement with Hallmark Capital Corp., dated as of December 14, 2004.

         10.6* Letter of Engagement with Hallmark Capital Corp., dated as of October 1, 2005.

         10.7* Letter Agreement with Javier Schmidt & Kalma, S.A, and addendum, dated as of November 14, 2005.

         10.8*             Promissory  Note  issued  to  SheerVision,   Inc.  by
                           Vineyard Bank, dated as of December 7, 2005 in the aggregate principal amount of $300,000.

         10.9* Commercial Security Agreement between Sheervision, Inc. and Vineyard Bank, dated as of December 7, 2005.

         10.10* Business Loan Agreement between SheerVision, Inc. and Vineyard Bank, dated as of December 7, 2005.

         10.11* Agreement to Provide Insurance between SheerVision, Inc. and Vineyard Bank, dated as of December 7, 2005.

         10.12* Commercial Guaranty by Suzanne Lewsadder, on behalf of SheerVision, Inc., dated as of December 7, 2005.

         10.13* Commercial Guaranty by Jeffrey Lewsadder, on behalf of SheerVision, Inc., dated as of December 7, 2005.

         10.14*            Change in Terms Agreement between  SheerVision,  Inc.
                           and Vineyard Bank and accompanying Disbursement Request and Authorization for the Variable Rate Nondisclosable Revolving Line of Credit, dated as of January 5, 2006.

         10.15*            Form of Promissory Note from the Offering.

         10.16*            Form of Subscription Agreement from the Offering.

         10.17*            Form of Intercreditor Agreement from the Offering.

         10.18 Securities Purchase Agreement, dated as of December 1, 2005, incorporated by reference as Exhibit 10.1 to the Current Report on Form 8-K filed December 7, 2005 with the SEC.

         10.19 Letter Agreement, dated as of April 6, 2003, and Addendum, dated as of April 5, 2003.

         10.20 Consulting Agreement, dated as of February 15, 2005, and Addendum, dated as of March 6, 2005.

         10.21             Supply and  License  Agreement,  dated as of April 7,
                           2003.

         14.1*             Code of Ethics

         17.1 Resignation Letter of Laurie C. Scala as director of the Company, dated as of January 19, 2006, incorporated by reference to Exhibit 17.1 to the Form 10QSB/A for the quarter ended December 30, 2005 filed February 28, 2006 with the SEC.

         17.2 Resignation Letter of Laurie C. Scala as director of the Company, dated as of January 19, 2006, incorporated by reference to Exhibit 17.1 to the Form 10QSB/A for the quarter ended December 30, 2005 filed February 28, 2006 with the SEC.

         19.1 Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934, first sent to Shareholders on February 23, 2006, incorporated by reference to the Schedule 14c information statement filed with the SEC on February 23, 2006.

         31.1*             Certification  of C.E.O.  of  Registrant  pursuant to
                           Section 302 of the Sarbanes-Oxley Act of 2002.

         31.2* Certification of C.E.O. of SheerVision, Inc. pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

         32.1* Certification of C.E.O. of Registrant pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         32.2* Certification of C.E.O. of SheerVision, Inc. pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                           Section 906 of the Sarbanes-Oxley Act of 2002.

         99.1* Audited Financial Statements of SheerVision, Inc. as of August 31, 2005 and 2004 (including balance sheets, statements of operations, stockholders' equity, cash flows for the years then ended and notes related thereto).

         99.2* Financial Statements of SheerVision, Inc. as of December 31, 2005 and 2004 (including balance sheets, statements of operations, stockholders' equity, cash flows for the four months then ended and notes related thereto).


* Exhibits filed as exhibits to the Form 8-K dated March 27, 2006 and incorporated by reference thereto.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 5, 2006

                                          CLEAN WATER TECHNOLOGIES INC.


                                          /s/ Suzanne Lewsadder
                                          ----------------------------
                                          Name:  Suzanne Lewsadder
                                          Title: CEO